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                                                                EXHIBIT 10.121



                               REFERRAL AGREEMENT


         THIS REFERRAL AGREEMENT (the "Agreement") is effective as of this 22nd day of September, 1999 ("Effective Date"), by and between National Auto Finance Company, Inc. (the "Company") and Atlantic Coast Federal Credit Union ("Atlantic").

         A. The Company is engaged in the purchase, financing and servicing of retail installment sales contracts (each, a "Contract") originated by automobile dealers (each, a "Dealer") in connection with such Dealers' sale of new and used automobiles, vans and light duty trucks (collectively, "Automobile") to non-prime consumers.

         B. The Company desires to pay Atlantic a referral fee for each Contract referred by Atlantic, which is actually purchased and funded by the Company, and Atlantic is willing to accept such referral fee in accordance with the terms of this Agreement.

         NOW THEREFORE, for a valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree with each other as follows:

         1.       Payment of Referral Fee. In the event, and only in the event,
                  (1) Atlantic enters into a contractual agreement with a Dealer whereby the Dealer offers to the Company the right to purchase one or more contracts which are originated by such Dealer (such Dealer, a "Referred Dealer") and (ii) the Company actually purchases and funds such Contract from such Referred Dealer, at the sole discretion of the Dealer, then the Company shall pay to Atlantic an amount equal to $50.00 for each purchased and funded Contract as a one-time referral fee (the Referral Fee) in full, final and complete compensation for Atlantic's services in finding the Referred Dealer and causing the Referred Dealer to refer the Contract to this Company and $25.00 for each NAFI GAP policy sold with each purchased and funded contract as a one time fee. The Referral Fees and GAP Referral Fees shall be payable by the Company to Atlantic on the 15th day of each calendar month during the term of this Agreement for all Contracts which are actually purchased from any Referred Dealer and funded by the Company during the previous 30-day period.

         2. Company's Representations and Warranties. The Company represents and warrants to Atlantic that it (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation; (ii) has



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                  all requisite power and authority and all licenses and
                  permits to own and operate its properties and to carry on its business as now conducted, and to enter into and perform its obligations under this Agreement and the transactions contemplated thereby and the performance of its obligations thereunder; and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

         3. Atlantic's Representation and Warranties. Atlantic represents and warrants to the Company that it (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation; (ii) has all requisite power and authority and all licenses and permits to own and operate its properties and to carry on its business as now conducted, and to enter into and perform its obligations under this Agreement and the transactions contemplated thereby and the performance of its obligations thereunder; and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

         4. Each Party Responsible for Own Costs and Expenses. Each party agrees that all costs or expenses incurred by such party in connection with referring any Contract to the Company and/or this Agreement shall be paid by such party, without reimbursement from the other party (except for the payment of the Referral Fee with respect to any refunded Contract as set forth in paragraph 1 of this Agreement).

         5. No Agency, Authority or Power to Bind. Both parties are and shall be independent contractors with respect to the terms, provisions, and operation of this Agreement. In no event shall either party have the right or power (whether express or implied) to make any representation or warranty (express or implied) on behalf of the other party or otherwise to bind the other party in any way whatsoever.

         6. Term and Modification. This Agreement shall be effective commencing as of the date hereof. The term of this Agreement shall be for one year from the date hereof. At the end of such year and any succeeding years if the term of this Agreement is extended (the "Anniversary Date"), such term will be automatically extended for an additional year without action on the part of either party. Either party may give written notice to the other party, no less than the date that is sixty (60) days prior to the Anniversary Date in any such year, to the effect that the automatic


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                  extension will not occur, in which event the Agreement will terminate on such Anniversary Date. Notwithstanding the foregoing, the term of this Agreement shall be terminated upon the happening of either of the following events: (a) the mutual written consent of the Company and Atlantic; or (b) Atlantic withdraws from the automobile dealer financing market; or (c) if either party is in default, breach or noncompliance in any respect of its representations, warranties, covenants or agreements under this Agreement and such defaulting party fails to cure such default, breach or non-compliance after the expiration of forty five (45) days after written notice is received by such party; or (d) if either party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts when due, or if any liquidation, dissolution, bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors is commenced by or against such party or a receiver, liquidator, custodian or trustee is appointed for such a party or a substantial part of such a party's assets (but if any of the foregoing occurs involuntary, dissolution shall not occur unless the same is not dismissed, stayed or discharged within ninety (90) days, or if an offer for relief is entered against such party under Title 11 of the United States Code).

                  In the event this Agreement is terminated for any reason, NAFI's obligation to pay any compensation of any type or nature, (except for Contracts funded or to be funded prior to such termination) shall be terminated.

         7. Negation of Partnership. Nothing contained in this Agreement or in any document executed in connection with this Agreement is intended to create any partnership, joint venture or association between the parties hereto with reference to any Contract, Dealer, automobile or the business of the Company or Atlantic referenced herein and any inferences to the contrary are expressly negated.

         8. Governing Law. The law of the State of Florida (without regard to conflict of law principles) and applicable federal law shall govern, construe and apply to all aspects of this Agreement.

         9. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto and supersedes all prior written or oral understandings and agreements between the parties hereto with respect thereto. Each party hereto hereby acknowledges that, except as set forth in this Agreement, there are not, and were not, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the payment of the Referral Fee or otherwise.



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         10.      Company Indemnification. Company shall indemnify and hold
                  Atlantic harmless against any and all losses, claims, damages, liabilities, regulatory or civil actions, costs or expenses (including any attorneys' fees or other expenses reasonably incurred by Atlantic in connection with investigating any claim against it and defending any action and any amounts paid in settlement or compromise) that arise out of or are based upon (a) the failure of the Company, its officers, employees or agents to conform to the statutes, ordinances and other regulations and requirements of any governmental authority in connection with performance of this Agreement or any other contract thereunder, (b) the negligence of Company, its officers, employees and agents,
                  (c) any action or inaction of Company, its officers, employees and agents in performing the obligations of Company under this Agreement or any Contract thereunder, and (d) any breach by Company, its officers, employees or agents of any term, condition, warranty, representation or any other portion of this Agreement. Company's duties as set forth in this section shall survive termination of this Agreement for any reason.

         11. Atlantic Indemnification. Atlantic shall indemnify and hold Company harmless against any and all losses, claims, damages, liabilities, regulatory or civil actions, costs or expenses (including any attorneys' fees or other expenses reasonably incurred by Company in connection with investigating any claim against it and defending any action and any amounts paid in settlement or compromise) that arise out of or are based upon (a) the failure of Atlantic, its officers, employees or agents to conform to the statutes, ordinances and other regulations and requirements of any governmental authority in connection with performance of this Agreement or any other contract thereunder, (b) the negligence of Atlantic, its officers, employees and agents, (c) any action or inaction of Atlantic, its officers, employees and agents in performing the obligations of Atlantic under this Agreement or any Contract thereunder, and (d) any breach by Atlantic, its officers, employees or agents of any term, condition, warranty, representation or any other portion of this Agreement. Atlantic's duties as set forth in this section shall survive termination of this Agreement for any reason.

         12. Notices. Any notice, request, demand or other communication shall be sufficiently given if in writing and delivered in person or transmitted by telecopier (confirmed by reliable overnight delivery service guaranteeing delivery by 10:30 A.M. on the next Business Day) or mailed by registered or certified mail, postage prepaid, return receipt requested, or sent by reliable overnight delivery service, addressed as follows:

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                  If to the Company:        National Auto Finance Company, Inc.
                                            10302 Deerwood Park Blvd, Suite 100
                                            Jacksonville, Florida  32256
                                            Attention:  William G. Magro
                                            Telephone Number:  904-996-2510
                                            Fax Number:  904-996-2539

                  If to Atlantic:           Atlantic Coast Federal Credit Union
                                            505 Haines Avenue
                                            Waycross, GA  31501
                                            Attention:  Robert Larison
                                            Telephone Number:  800-234-0642
                                            Fax Number:  800-298-9140

         13. Waiver. To be effective, any waiver or modification of any term or condition stated in this Agreement must be in writing and signed by an authorized officer of the Company and Atlantic and shall not be considered as a waiver of any future obligation or right.

         14. Severability. In the event that any paragraph of this Agreement or portion thereof is held by a court to be invalid or unenforceable for any reason, the other paragraphs and portions of the Agreement shall not be invalid or unenforceable and will continue in full force and effect.

         15. Legal Action. If legal action is necessary to enforce this Agreement or collect any amounts owing to Atlantic or the Company, the prevailing party has the right, subject to applicable law, to payment by the other party of all attorney's fees and costs, including fees on any appeal and any post-judgment actions.

         16. Company Confidentiality. Company warrants that Company, its officers, employees and agents will hold in strictest confidence all information in any way related to Atlantic and Atlantic's members, including, but not limited to names, addresses, telephone numbers and all other information regarding any member or their relationship with Atlantic. Company warrants that Company, its officers, employees and agents will not use such information for any purpose other than providing the services set forth in this Agreement. Company warrants that Company, its officers, employees and agents will not provide any information about Atlantic or Atlantic's members to any third party without Atlantic's prior written consent. It is the express intent of the parties that these warranties of confidentiality be construed broadly and comprehensively. All warranties set forth in this Section shall survive termination of this Agreement for any reason.



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         17.      Atlantic Confidentiality. Atlantic warrants that Atlantic, its officers, employees and agents will hold in strictest confidence all information in any way related to Company and Company's members, including, but not limited to names, addresses, telephone numbers and all other information regarding any member or their relationship with Company. Atlantic warrants that Atlantic, its officers, employees and agents will not use such information for any purpose other than providing the services set forth in this Agreement. Atlantic warrants that Atlantic, its officers, employees and agents will not provide any information about Company or Company's members to any third party without Company's prior written consent. It is the express intent of the parties that these warranties of confidentiality be construed broadly and comprehensively. All warranties set forth in this Section shall survive termination of this Agreement for any reason.

         18. Assignment. This Agreement will be binding on the parties and their respective successors and assigns. Atlantic's right to assign this Agreement shall be subject to the written consent of Company and such consent shall not be unreasonably withheld. Atlantic may, without the necessity of obtaining consent, assign this Agreement to a credit union service organization or to any entity that directly or indirectly controls or is controlled by Atlantic, which acquires all or substantially all of its assets or into which it is merged or reorganized. Company may not assign its rights under the Agreement (except for the right to receive money) nor shall controlling interest in Company be sold, transferred or assigned to any party not currently an affiliate or a shareholder of Company or a trust with a shareholder of Company as trustee, without Atlantic first being given an option to terminate this Agreement. Atlantic's option to terminate shall continue for a period of twelve months after assignment or transfer, but may be exercised only if there is a substantial deterioration in the quality of Company's services and support after the assignment or change in controlling interest of Company. Such option to terminate shall be exercised by notice given within the option period.


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         IN WITNESS WHEREOF, each party set forth below has executed this
Agreement as of the date of acknowledgment to be effective on the date first written above.

                                    NATIONAL AUTO FINANCE COMPANY, INC.

                                    By:   /s/ WILLIAM G. MAGRO
                                          -------------------------------------
                                              William G. Magro

                                    Title:    President
                                          -------------------------------------


                                    ATLANTIC COAST FEDERAL CREDIT UNION


                                    By:   /s/ ROBERT J. LARISON
                                          -------------------------------------
                                              Robert J. Larison

                                    Title:    President
                                          -------------------------------------






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